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                                                                    EXHIBIT 21.3

Subsidiaries of Recorded Books, LLC

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
    Subsidiary Name       Place of Incorporation       Date of Incorporation
    ---------------       ----------------------       ---------------------
W F Howes Limited         United Kingdom               November 5, 1998
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